UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2009

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 3, 2009, Pharmacyclics, Inc. a Delaware corporation (the "Registrant"), announced that it will host a webcast and conference call on, Tuesday, December 8, 2009 at 11:00am Eastern Time (10:00am Central Time and 8:00am Pacific Time) to discuss clinical data regarding its HDAC Program (PCI-24781) and its BTK Program (PCI-32765) that will be presented at the American Society of Hematology (ASH) meeting.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated December 3, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release of Pharmacyclics, Inc. dated December 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 2009
PHARMACYCLICS, INC.

By:	/s/ RAINER ERDTMANN
	Name:	Rainer Erdtmann
	Title:	Vice President of Finance

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Pharmacyclics, Inc. dated December 3, 2009.